REVENUE (Tables)	12 Months Ended
Dec. 31, 2011
REVENUE [Abstract]
Net method and gross method revenue
The table below provides the breakdown of revenues recorded as per the net method and the gross method.

All figures in USD ‘000	2011	2010	2009
Net voyage revenues, pool earnings	76,618	119,598	102,229
Gross voyage revenues, temporarily spot charters	18,169	-	15,817
Bareboat revenues	-	6,818	6,324
Total Voyage Revenues	97,787	129,16	124,370